EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K/A for the year ended September 30, 2008 (the “Report”) by CNS Response, Inc. (the “Registrant”), the undersigned hereby certifies that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:           January 28, 2009

By:	/s/ Leonard J. Brandt
Leonard J. Brandt
Chief Executive Officer (Principal Executive and Financial Officer)